UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

Commission file number 000-56021

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada			98-1463868
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

366 Madison Ave, 14th floor	New York	New York	10017
(Address of Principal Executive Offices)			(Zip Code)
(646) 600-9181
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 9, 2024 (the “Closing Date”), Canopy USA, LLC (“Canopy USA”) completed its previously announced acquisition of Acreage Holdings, Inc. (“Acreage”). In connection with (i) the arrangement agreement dated April 18, 2019, as amended between Canopy Growth Corporation (“Canopy Growth”) and Acreage (the “Fixed Share Arrangement Agreement”) and the amended and restated plan of arrangement in connection therewith (the “Fixed Share Arrangement”); and (ii) the arrangement agreement dated October 24, 2022, as amended (the “Floating Share Arrangement Agreement” and together with the Fixed Share Arrangement Agreement, the “Arrangement Agreements”), among Canopy Growth, Acreage and Canopy USA, Canopy USA acquired all of the issued and outstanding Class D subordinate voting shares of Acreage (the “ Floating Shares”) on the terms and conditions set forth in the plan of arrangement in connection therewith (the “Floating Share Acquisition”). Immediately following the completion of the Floating Share Acquisition, Canopy USA acquired (the “Fixed Share Acquisition” and together with the Floating Share Acquisition, the “Acquisition”) all of the issued and outstanding Class E subordinate voting shares of Acreage (the “Fixed Shares”). As a result of these transactions Canopy USA acquired 100% of the issued and outstanding shares of Acreage.

At (a) the effective time of the Floating Share Acquisition (the “Floating Effective Time”), in accordance with the Floating Share Acquisition, registered holders of Floating Shares received 0.045 of a common share of Canopy Growth (each whole share, a “Canopy Share”) for each Floating Share held by such holder of Floating Shares (the “Floating Share Consideration”) and (b) the effective time of the Fixed Share Acquisition (together with the Floating Effective Time, the “Effective Time”), each of the outstanding Fixed Shares was exchanged for a fraction of a Canopy Share per Fixed Share, as adjusted pursuant to the terms and conditions set forth in the Fixed Share Arrangement (the “Fixed Share Consideration”). In aggregate, Canopy Growth issued approximately 5.89 million Canopy Shares (with a value equal to approximately US$21.2 million) to former Acreage shareholders, as well as approximately 306,000 Canopy Shares issuable in connection with Canopy USA’s acquisition of the minority interests of certain subsidiaries of Acreage.

As previously disclosed, Canopy Growth agreed to make a payment with a value of approximately US$19.5 million in Canopy Shares (the “Bonus Payment Canopy Shares”) to an eligible participant pursuant to the existing tax receivable bonus plans of a subsidiary of Acreage (as amended, the “Bonus Plans”). Immediately prior to closing the Floating Share Acquisition, Canopy Growth satisfied this payment by issuing the Bonus Payment Canopy Shares at a deemed price of US$3.82 per Bonus Payment Canopy Share (being the volume weighted average trading price of the Canopy Shares on the Nasdaq during the 10 consecutive trading days ending on the second trading day prior to the closing date of the Acquisition) to a participant under the Bonus Plans.

Immediately following the closing of the Acquisition, Canopy Growth issued 1,315,553 Canopy Shares (at a price equal to the closing price of the Canopy Shares on the Nasdaq immediately prior to the closing date of the Acquisition less a 7.5% discount) and 1,197,658 common share purchase warrants (each, a “Warrant”) to certain securityholders of Acreage (the “Holders”) in order to satisfy an outstanding put liability. Each Warrant entitles the holder to acquire one Canopy Share at an exercise price equal to the volume weighted average trading price of the Canopy Shares on the Nasdaq during the five consecutive trading days immediately prior to the closing date of the Acquisition until June 6, 2029.

Full details of the Acquisition are set out in the proxy statement and management information circular of Acreage dated August 17, 2020 and the proxy statement and management information circular of Acreage dated February 14, 2023 (the “Proxy Statement”), copies of which can be found under Acreage’s profile on SEDAR+ at www.sedarplus.ca and with the U.S. Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar.

The foregoing description of the Floating Share Arrangement Agreement and the Fixed Share Arrangement Agreement and related transactions (including, without limitation, the Acquisition) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of (a) the Floating Share Arrangement Agreement, which is attached as Exhibit 10.1 to Acreage’s Current Report on Form 8-K filed with the SEC on October 31, 2022, as amended by Acreage’s Current Report on Form 8-K filed with the SEC on March 21, 2023, Acreage’s Current Report on Form 8-K filed with the SEC on June 5, 2023, Acreage’s Current Report on Form 8-K filed with the SEC on September 6, 2023, Acreage’s Current Report on Form 8-K filed with the SEC on November 3, 2023, Acreage’s Current Report on Form 8-K filed with the SEC on December 29, 2023, Acreage’s Current Report on Form 8-K filed with the SEC on March 29, 2024 and Exhibit 2.13 to Acreage’s Annual Report on Form 10-K filed with the SEC on April 30, 2024, and incorporated herein by reference, (b) the Fixed Share Arrangement Agreement, which is attached as Exhibit 99.2 to Acreage’s Current Report on Form 6-K furnished to the SEC on April 30, 2019, as amended by Acreage’s Current Report on Form 6-K furnished to the SEC on June 20, 2019, Acreage’s Current Report on Form 8-K filed with the SEC on September 28, 2020 and Acreage’s Current Report on Form 8-K filed with the SEC on June 30, 2020, and incorporated herein by reference, and (c) the information contained in the Proxy Statement.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.01 of this Current Report is incorporated by reference into this Item 3.03.

In connection with the Arrangement Agreements and upon the consummation of the Acquisition, each Fixed Share and each Floating Share was transferred to Canopy USA and in consideration thereof, holders of such Fixed Shares and Floating Shares will receive the Fixed Share Consideration and the Floating Share Consideration, respectively.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01 and Item 3.03 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Acquisition, a change of control of Acreage occurred, and Canopy USA acquired 100% of the issued and outstanding shares of Acreage.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In connection with the consummation of the Acquisition (and not because of any disagreement with Acreage), John A. Boehner and Bill Van Faasen resigned as members of Acreage’s board of directors and any committees thereof and following the Effective Time, Corey Sheahan is the sole director and officer of Acreage.

Item 8.01. Other Events.

On December 9, 2024, the Acreage issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
2.1*
Arrangement Agreement between Canopy Growth Corporation and Acreage Holdings Inc. dated April 18, 2019 (incorporated by reference from Exhibit 99.2 to Acreage Holdings, Inc.’s Current Report on Form 6-K furnished to the SEC on April 30, 2019).

2.2
First Amendment to Arrangement Agreement between Canopy Growth Corporation and Acreage Holdings, Inc., dated May 15, 2019 (incorporated by reference from Exhibit 99.2 to Acreage Holdings, Inc.'s Current Report on Form 6-K furnished to the SEC on June 20, 2019) .

2.3*
Second Amendment to Arrangement Agreement between Canopy Growth Corporation and Acreage Holdings, Inc., dated September 23, 2020 (incorporated by reference from Exhibit 10.1 to Acreage Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on September 28, 2020).

2.4
Proposal Agreement Between Canopy Growth Corporation and Acreage Holdings Inc. dated June 24, 2020 (incorporated by reference from Exhibit 2.1 to Acreage Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on June 30, 2020).

2.5*
Arrangement Agreement, dated October 24, 2022, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by referenced from Exhibit 10.1 to Acreage Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on October 31, 2022).

2.6
First Amendment to Arrangement Agreement, dated March 17, 2023, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on March 21, 2023).

2.7
Second Amendment to the Arrangement Agreement dated May 31, 2023 by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on June 5, 2023).

2.8
Third Amendment to Arrangement Agreement, dated August 31, 2023, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holding, Inc.’s Current Report on Form 8-K filed with the SEC on September 6, 2023).

2.9
Fourth Amendment to Arrangement Agreement, dated October 31, 2023, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holding, Inc.’s Current Report on Form 8-K filed with the SEC on November 3, 2023).

2.10
Fifth Amendment to Arrangement Agreement, dated December 29, 2023, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holding, Inc.’s Current Report on Form 8-K filed with the SEC on December 29, 2023).

2.11
Sixth Amendment to Arrangement Agreement, dated March 29, 2024, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 10.1 to Acreage Holding, Inc.’s Current Report on Form 8-K filed with the SEC on March 29, 2024).

2.12
Seventh Amendment to Arrangement Agreement, dated April 25, 2024, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC (incorporated by reference from Exhibit 2.13 to Acreage Holding, Inc.’s Annual Report on Form 10-K filed with the SEC on April 30, 2024).

99.1	Press Release, dated December 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Acreage hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: December 9, 2024	/s/ Corey Sheahan
Corey Sheahan
Executive Vice President, General Counsel and Secretary